CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Contingent Liabilities [Abstract]
CONTINGENCIES
CONTINGENCIES
Certain conditions may exist as of the date the financial statements are issued that may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The impact of any resulting loss from such matters affecting these financial statements and noted below may be material.

Litigation and Claims
In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, the Company with assistance from its legal counsel, evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

Proposed Canadian Shareholder Class Action (Veladero)
On July 28, 2018, Peter Gradja, a purported shareholder of Barrick Gold Corporation, commenced a proposed class action against the Company in the Ontario Superior Court of Justice. The action seeks unspecified damages and other relief, purportedly on behalf of anyone who purchased Barrick shares during the period from February 15, 2017 to April 24, 2017 and held some or all of those shares at the close of trading on April 24, 2017. It was alleged that Barrick made false and misleading statements concerning production estimates and environmental risks at the Veladero mine.

On April 11, 2019, Barrick received an offer from the plaintiff to dismiss the proposed class action lawsuit without costs. The Ontario Superior Court of Justice ordered the dismissal of the proposed class action lawsuit on August 19, 2019, and the matter is now closed.

Proposed Canadian Securities Class Actions (Pascua-Lama)
Between April and September 2014, eight proposed class actions were commenced against the Company in Canada in connection with the Pascua-Lama project. Four of the proceedings were commenced in Ontario, two were commenced in Alberta, one was commenced in Saskatchewan, and one was commenced in Quebec. The proceedings alleged that the Company made false and misleading statements to the investing public relating (among other things) to the capital costs of the Pascua-Lama project (the “Project”), the amount of time it would take before production commenced at the Project, and the environmental risks of the Project, as well as alleged internal control failures and certain accounting-related matters.

The first Ontario and Alberta actions were commenced by Statements of Claim on April 15 and 17, 2014, respectively. The same law firm acted for the plaintiffs in these two proceedings, and the Statements of Claim were largely identical. Aaron Regent, Jamie Sokalsky and Ammar Al-Joundi were also named as defendants in the two actions. Both actions purported to be on behalf of anyone who, during the period from May 7, 2009 to May 23, 2013, purchased Barrick securities in Canada. Both actions sought $4.3 billion in general damages and $350 million in special damages for alleged misrepresentations in the Company’s public disclosure. The first Ontario action was subsequently consolidated with the fourth Ontario action, as discussed below. The first Alberta action was discontinued by plaintiffs’ counsel on June 26, 2015.

The second Ontario action was commenced on April 24, 2014. Aaron Regent, Jamie Sokalsky, Ammar Al-Joundi and Peter Kinver were also named as defendants. Following a September 8, 2014 amendment to the Statement of Claim, this action purported to be on behalf of anyone who acquired Barrick securities during the period from October 29, 2010 to October 30, 2013, and sought $3 billion in damages for alleged misrepresentations in the Company’s public disclosure. The amended claim also reflected the addition of a law firm that previously acted as counsel in a third Ontario action, which was commenced by Notice of Action on April 28, 2014 and included similar allegations but was never served or pursued. As a result of the outcome of the carriage motion and appeals described below, the second Ontario action was subsequently stayed.

The Quebec action was commenced on April 30, 2014. Aaron Regent, Jamie Sokalsky, Ammar Al-Joundi and Peter Kinver are also named as defendants. This action purports to be on behalf of any person who resides in Quebec and acquired Barrick securities during the period from May 7, 2009 to November 1, 2013. The action seeks unspecified damages for alleged misrepresentations in the Company’s public disclosure.

The second Alberta action was commenced on May 23, 2014. Aaron Regent, Jamie Sokalsky, Ammar Al-Joundi and Peter Kinver were also named as defendants. This action purported to be on behalf of any person who acquired Barrick securities during the period from May 7, 2009 to November 1, 2013, and sought $6 billion in damages for alleged misrepresentations in the Company's public disclosure. The action was dismissed on consent on June 19, 2017.

The Saskatchewan action was commenced by Statement of Claim on May 26, 2014. Aaron Regent, Jamie Sokalsky, Ammar Al-Joundi and Peter Kinver were also named as defendants. This action purported to be on behalf of any person who acquired Barrick securities during the period from May 7, 2009 to November 1, 2013, and sought $6 billion in damages for alleged misrepresentations in the Company's public disclosure. The action was discontinued by plaintiffs’ counsel on December 19, 2016.

The fourth Ontario action was commenced on September 5, 2014. Aaron Regent, Jamie Sokalsky, Ammar Al-Joundi and Peter Kinver are also named as defendants. This action purports to be on behalf of any person who acquired Barrick securities during the period from May 7, 2009 to November 1, 2013 in Canada, and seeks $3 billion in damages plus an unspecified amount for alleged misrepresentations in the Company's public disclosure. The Statement of Claim was amended on October 20, 2014 to include two additional law firms, one of which was acting as counsel in the first Ontario action referred to above and the other of which no longer exists. In January 2018, plaintiffs’ counsel delivered a consolidated Statement of Claim in this action. The Statement of Claim was amended again in May 2018.

In November 2014, an Ontario court heard a motion to determine which of the competing counsel groups would take the lead in the Ontario litigation. The court issued a decision in December 2014 in favor of the counsel group that commenced the first and fourth Ontario actions, which were then consolidated in a single action. The lower court’s decision was subsequently affirmed by the Divisional Court in May 2015 and the Court of Appeal for Ontario in July 2016 following appeals by the losing counsel group. The losing counsel group sought leave to appeal to the Supreme Court of Canada but later discontinued the application after reaching an agreement with the counsel group that commenced the first and fourth Ontario actions.

The proposed representative plaintiffs in the Quebec and Ontario actions have brought motions seeking: (i) leave to proceed with statutory misrepresentation claims pursuant to provincial securities legislation; and (ii) orders certifying the actions as class actions. In August 2018, the Company and Aaron Regent, Jamie Sokalsky, Ammar Al-Joundi and Peter Kinver delivered their Statement of Defence in the Ontario action.

In May 2019, the motion for leave to proceed with statutory misrepresentation claims and for class certification was heard in the Quebec action. Additional submissions were heard in December 2019. The Quebec court has reserved judgment in this matter.

In July 2019, the motion for leave to proceed with statutory misrepresentation claims was heard in the Ontario action. In October 2019, the Ontario Superior Court of Justice dismissed all but one of those claims. The sole remaining statutory misrepresentation claim pertains to a statement concerning the water management system in Chile made by the Company in its Management's Discussion and Analysis for the second quarter of 2012. The Company has filed a motion in the Divisional Court for leave to appeal the decision to allow the sole remaining statutory misrepresentation claim to proceed. The Plaintiffs have also filed an appeal to the Court of Appeal for Ontario with respect to the claims that were dismissed.

The motion for class certification in Ontario is scheduled to be heard in March 2020.

The Company intends to vigorously defend all of the proposed Canadian securities class actions. No amounts have been recorded for any potential liability arising from any of the proposed class actions, as the Company cannot reasonably predict the outcome.

Pascua-Lama – SMA Regulatory Sanctions
In May 2013, Compañía Minera Nevada (“CMN”), Barrick’s Chilean subsidiary that holds the Chilean portion of the Project, received a Resolution (the “Original Resolution”) from Chile’s environmental regulator (the Superintendencia del Medio Ambiente, or “SMA”) that requires CMN to complete the water management system for the Project in accordance with the Project’s environmental permit before resuming construction activities in Chile. The Original Resolution also required CMN to pay an administrative fine of approximately $16 million for deviations from certain requirements of the Project’s Chilean environmental approval, including a series of reporting requirements and instances of non-compliance related to the Project’s water management system. CMN paid the administrative fine in May 2013.

In June 2013, CMN began engineering studies to review the Project’s water management system in accordance with the Original Resolution. The studies were suspended in the second half of 2015 as a result of CMN’s decision to file a temporary and partial closure plan for the Project. The review of the Project’s water management system may require a new environmental approval and the construction of additional water management facilities.

In June 2013, a group of local farmers and indigenous communities challenged the Original Resolution. The challenge, which was brought in the Environmental Court of Santiago, Chile (the “Environmental Court”), claimed that the fine was inadequate and requested more severe sanctions against CMN including the revocation of the Project’s environmental permit. The SMA presented its defense of the Original Resolution in July 2013. On August 2, 2013, CMN joined as a party to this proceeding and vigorously defended the Original Resolution. On March 3, 2014, the Environmental Court annulled the Original Resolution and remanded the matter back to the SMA for further consideration in accordance with its decision (the “Environmental Court Decision”). In particular, the Environmental Court ordered the SMA to issue a new administrative decision that recalculated the amount of the fine to be paid by CMN using a different methodology and addressed certain other errors it identified in the Original Resolution. The Environmental Court did not annul the portion of the Original Resolution that required the Company to halt construction on the Chilean side of the Project until the water management system is completed in accordance with the Project’s environmental permit. On December 30, 2014, the Chilean Supreme Court declined to consider CMN’s appeal of the Environmental Court Decision on procedural grounds. As a result of the Supreme Court’s ruling, on April 22, 2015, the SMA reopened the administrative proceeding against CMN in accordance with the Environmental Court Decision.

On April 22, 2015, CMN was notified that the SMA had initiated a new administrative proceeding for alleged deviations from certain requirements of the Project’s environmental approval, including with respect to the Project’s environmental impact and a series of monitoring requirements. In May 2015, CMN submitted a compliance program to address certain of the allegations and presented its defense to the remainder of the alleged deviations. The SMA rejected CMN’s proposed compliance program on June 24, 2015, and denied CMN’s administrative appeal of that decision on July 31, 2015. On December 30, 2016, the Environmental Court rejected CMN’s appeal and CMN declined to challenge this decision.

On June 8, 2016, the SMA consolidated the two administrative proceedings against CMN into a single proceeding encompassing both the reconsideration of the Original Resolution in accordance with the decision of the Environmental Court and the alleged deviations from the Project’s environmental approval notified by the SMA in April 2015.

On January 17, 2018, CMN received the revised resolution (the “Revised Resolution”) from the SMA, in which the environmental regulator reduced the original administrative fine from approximately $16 million to $11.5 million and ordered the closure of existing surface facilities on the Chilean side of the Project in addition to certain monitoring activities. The Revised Resolution does not revoke the Project’s environmental approval. CMN filed an appeal of the Revised Resolution on February 3, 2018 with the First Environmental Court of Antofagasta (the “Antofagasta Environmental Court”).

On October 12, 2018, the Antofagasta Environmental Court issued an administrative ruling ordering review of the significant sanctions ordered by the SMA. CMN was not a party to this process. In its ruling, the Antofagasta Environmental Court rejected four of the five closure orders contained in the Revised Resolution and remanded the related environmental infringements back to the SMA for further consideration. A new resolution from the SMA with respect to the sanctions for these four infringements could include a range of potential sanctions, including additional fines, as provided in the Chilean legislation. The Antofagasta Environmental Court upheld the SMA’s decision to order the closure of the Chilean side of the Project for the fifth infringement.

As previously noted, CMN has appealed the Revised Resolution and this appeal remains in place. A hearing on the appeal was held on November 6, 2018, and CMN continues to evaluate all of its legal options. A decision of the Environmental Court on the remaining appeals is still pending.

Following the issuance of the Revised Resolution, the Company reversed the estimated amount previously recorded for any additional proposed administrative fines in this matter. In addition, the Company reclassified Pascua-Lama’s proven and probable gold reserves as measured and indicated resources and recorded a pre-tax impairment of $429 million in the fourth quarter of 2017. No additional amounts have been recorded for any potential liability arising from the Antofagasta Environmental Court’s October 12, 2018 ruling and subsequent review by the SMA, as the Company cannot reasonably predict any potential losses and the SMA has not issued any additional proposed administrative fines.

On March 14, 2019, the Chilean Supreme Court annulled the October 12, 2018 administrative decision of the Antofagasta Environmental Court on procedural grounds and remanded the case back to the Environmental Court for review by a different panel of judges.  The Chilean Supreme Court did not review the merits of the Revised Resolution, which remains in effect.  CMN’s appeal of the Revised Resolution remains pending before the new panel of judges ordered by the Chilean Supreme Court, which heard arguments on July 23, 2019.

The Company intends to vigorously defend this matter.

Pascua-Lama – Water Quality Review
CMN initiated a review of the baseline water quality of the Rio Estrecho in August 2013 as required by a July 15, 2013 decision of the Court of Appeals of Copiapo, Chile. The purpose of the review was to establish whether the water quality baseline has changed since the Pascua-Lama project received its environmental approval in February 2006 and, if so, to require CMN to adopt the appropriate corrective measures. As a result of that study, CMN requested certain modifications to its environmental permit water quality requirements. On June 6, 2016, the responsible agency approved a partial amendment of the environmental permit to better reflect the water quality baseline from 2009. That approval was appealed by certain water users and indigenous residents of the Huasco Valley. On October 19, 2016, the Chilean Committee of Ministers for the Environment, which has jurisdiction over claims of this nature, voted to uphold the permit amendments. On January 27, 2017, the Environmental Court agreed to consider an appeal of the Chilean Committee’s decision brought by CMN and the water users and indigenous residents. A hearing took place on July 25, 2017. On December 12, 2017, the water users withdrew their appeal. The Environmental Court dismissed that appeal on January 5, 2018. On December 10, 2018, the Environmental Court rejected the remaining challenges and upheld the environmental permit amendment. On December 29, 2018, the indigenous residents appealed the Environmental Court’s decision to the Chilean Supreme Court.

On February 19, 2019, the Chilean Supreme Court accepted the appeal by the indigenous residents of the Environmental Court's decision. The Chilean Supreme Court heard oral arguments on September 10 and 11, 2019. On January 6, 2020, the Chilean Supreme Court affirmed the Environmental Court’s decision, upholding the environmental permit amendment and recognizing the water quality baseline from 2005 to September 2009. The matter is now closed.

Veladero – September 2015 Release of Cyanide-Bearing Process Solution

San Juan Provincial Regulatory Sanction Proceeding
On September 13, 2015, a valve on a leach pad pipeline at the Company’s Veladero mine in San Juan Province, Argentina failed, resulting in a release of cyanide-bearing process solution into a nearby waterway through a diversion channel gate that was open at the time of the incident. Minera Andina del Sol SRL (formerly, Minera Argentina Gold SRL) (“MAS”), Barrick’s Argentine subsidiary that operates the Veladero mine, notified regulatory authorities of the situation. Environmental monitoring was conducted by MAS and independent third parties following the incident. The Company believes this monitoring demonstrates that the incident posed no risk to human health at downstream communities. A temporary restriction on the addition of new cyanide to the mine’s processing circuit was lifted on September 24, 2015, and mine operations returned to normal. Monitoring and inspection of the mine site continued in accordance with a court order until November 28, 2018 when that order was rescinded.

On October 9, 2015, the San Juan Provincial mining authority initiated an administrative sanction process against MAS for alleged violations of the mining code relating to the valve failure and release of cyanide-bearing process solution. On March 15, 2016, MAS was formally notified of the imposition of an administrative fine in connection with the solution release. On April 6, 2016, MAS sought reconsideration of certain aspects of the decision but paid the administrative fine of approximately $10 million (at the then-applicable Argentine peso to U.S. dollar exchange rate) while the request for reconsideration was pending. On July 11, 2017, the San Juan government rejected MAS’ administrative appeal of this decision. On September 5, 2017, the Company commenced a legal action to continue challenging certain aspects of the decision before the San Juan courts. MAS has implemented a remedial action plan at Veladero in response to the incident, as required by the San Juan Provincial mining authority.
Criminal Matters

Provincial Action
On March 11, 2016, a San Juan Provincial Court laid criminal charges based on alleged negligence against nine current and former MAS employees in connection with the solution release (the “Provincial Action”). On August 15, 2017, the Court of Appeals confirmed the indictment against eight of the nine individuals that had been charged with alleged negligence in connection with the solution release. MAS is not a party to the Provincial Action. On August 23, 2018, the eight defendants in the Provincial Action were granted probation. The terms of the probation do not require the defendants to recognize any wrongdoing. If the defendants complied with good behavior and community service requirements for one year, the Provincial Action would be dismissed.

All defendants have now completed the probationary period for community service and good behavior and requested dismissal of the charges in the Provincial Action.

Federal Investigation
A federal criminal investigation was initiated by a Buenos Aires federal court based on the alleged failure of certain current and former federal and provincial government officials and individual directors of MAS to prevent the 2015 solution release (the “Federal Investigation”). The federal judge overseeing the Federal Investigation admitted a local group in San Juan Province as a party. In March 2016, this group requested an injunction against the operations of the Veladero mine. The federal judge ordered technical studies to assess the solution release and its impact and appointed a committee to conduct a site visit, which occurred in late April 2016.

On May 5, 2016, the National Supreme Court of Argentina limited the scope of the Federal Investigation to the potential criminal liability of the federal government officials, ruling that the Buenos Aires federal court does not have jurisdiction to investigate the solution release. As a result of this decision, the investigation into the incident continued to be conducted by the San Juan Provincial judge in the Provincial Action.

On April 11, 2018, the federal judge indicted three former federal officials alleging breach of duty in connection with their actions and omissions related to the failure to maintain adequate environmental controls. After an appeal process, on July 10, 2018, the Court of Appeals confirmed the indictments. On October 16, 2018, the investigation into the alleged failure of three former federal government officials to maintain adequate environmental controls during 2015 was concluded and the case was sent to trial.

On June 29, 2018, the federal judge ordered additional environmental studies to be conducted in communities downstream from the Veladero mine as part of the investigation into the alleged failure of three former federal government officials to maintain adequate environmental controls. On July 6, 2018, the Province of San Juan challenged this order on jurisdictional grounds. On August 9, 2018, the Federal Court ordered additional studies. One of the defendants appointed an expert to monitor the sampling and analysis required to perform such studies. The Federal Court rejected the jurisdictional challenge, which resulted in an appeal to the Federal Supreme Court on August 24, 2018 to adjudicate jurisdiction. To date, the studies have not been performed.

Glaciers Investigation
On October 17, 2016, a separate criminal investigation was initiated by the federal judge overseeing the Federal Investigation based on the alleged failure of federal government officials to regulate the Veladero mine under Argentina’s glacier legislation (the “Glacier Investigation”) (see “Argentine Glacier Legislation and Constitutional Litigation” below). On June 16, 2017, MAS submitted a motion to challenge the federal judge’s decision to assign this investigation to himself. MAS also requested to be admitted as a party to the proceeding in order to present evidence in support of MAS. On September 14, 2017, the Court of Appeals ordered the federal judge to consolidate the two investigations and allowed MAS to participate in the consolidated Federal Investigation. On November 21, 2017, the Court of Appeals clarified that MAS is not a party to the case and therefore did not have standing to seek the recusal of the federal judge.  The Court recognized MAS’ right to continue to participate in the case without clarifying the scope of those rights.

On November 27, 2017, the federal judge indicted four former federal government officials, alleging abuse of authority in connection with their actions and omissions related to the enforcement of Argentina’s national glacier legislation including the methodology used to complete the national inventory of glaciers, a portion of which was published on October 3, 2016, and also requiring the National Ministry of the Environment and Sustainable Development to determine if there has been any environmental damage to glaciers since the glacier law went into effect in light of his decision. On December 12, 2017, the National Ministry of the Environment and Sustainable Development clarified that it does not have jurisdiction to audit environmental damage to glaciers, as this is the responsibility of the Provincial authorities.

On March 5, 2018, the Court of Appeals confirmed the indictment against the four former federal officials in relation to the Glacier Investigation. On August 6, 2018, the case related to the enforcement of the national glacier legislation was assigned to a federal trial judge.

In total, six former federal officials were indicted under the Federal Investigation and the Glacier Investigation (one of whom has been indicted on two separate charges) and will face trial. In 2019, the former federal official indicted on separate charges under both the Federal Investigation and the Glacier Investigation passed away. As a result, the charges against him have been dropped.

Oral arguments with respect to the charges for the remaining five former federal officials have been scheduled for February and March 2020, with a final decision expected by July 2020.

No amounts have been recorded for any potential liability arising from these matters, as the Company cannot reasonably predict any potential losses.

Veladero – September 2016 Release of Crushed Ore Saturated with Process Solution

Temporary Suspension of Operations and Regulatory Infringement Proceeding

On September 8, 2016, ice rolling down the slope of the leach pad at the Veladero mine damaged a pipe carrying process solution, causing some material to leave the leach pad. This material, primarily crushed ore saturated with process solution, was contained on the mine site and returned to the leach pad. Extensive water monitoring in the area conducted by MAS has confirmed that the incident did not result in any environmental impacts. A temporary suspension of operations at the Veladero mine was ordered by the San Juan Provincial mining authority and a San Juan Provincial court on September 15, 2016 and September 22, 2016, respectively, as a result of this incident. On October 4, 2016, following, among other matters, the completion of certain urgent works required by the San Juan Provincial mining authority and a judicial inspection of the mine, the San Juan Provincial court lifted the suspension of operations and ordered that mining activities be resumed.

On September 14, 2016, the San Juan Provincial mining authority commenced an administrative proceeding in connection with this incident that included, in addition to the issue of the suspension order, an infringement proceeding against MAS. On December 2, 2016, the San Juan Provincial mining authority notified MAS of two charges under the infringement proceeding for alleged violations of the Mining Code. A new criminal judicial investigation has also been commenced by the Provincial prosecutor’s office in the same San Juan Provincial court that is hearing the Provincial Action. The court in this proceeding issued the orders suspending and resuming the operations at the Veladero mine described above.

On September 14, 2017, the San Juan Provincial mining authority consolidated the administrative proceeding into a single proceeding against MAS encompassing both the September 2016 incident and the March 2017 incident described below (see “Veladero - March 2017 Release of Gold-bearing Process Solution” below).

On December 27, 2017, MAS received notice of a resolution from the San Juan Provincial mining authority requiring payment of an administrative fine of approximately $5.6 million (calculated at the prevailing exchange rate on December 31, 2017) encompassing both the September 2016 incident and the March 2017 incident described below. On January 23, 2018, in accordance with local requirements, MAS paid the administrative fine and filed a request for reconsideration with the San Juan Provincial mining authority. On March 28, 2018, MAS was notified that the San Juan Provincial mining authority had rejected the request for reconsideration. A further appeal was filed on April 20, 2018 and will be heard and decided by the Governor of San Juan.

Veladero – Cyanide Leaching Process Civil Action
On December 15, 2016, MAS was served notice of a lawsuit by certain persons who claim to be living in Jachal, Argentina and to be affected by the Veladero mine and, in particular, the Valley Leach Facility (“VLF”). In the lawsuit, which was filed in the San Juan Provincial court, the plaintiffs have requested a court order that MAS cease leaching metals with cyanide solutions, mercury and other similar substances at the Veladero mine and replace that process with one that is free of hazardous substances, that MAS implement a closure and remediation plan for the VLF and surrounding areas, and create a committee to monitor this process. The lawsuit is proceeding as an ordinary civil action. MAS replied to the lawsuit on February 20, 2017. On March 31, 2017, the plaintiffs supplemented their original complaint to allege that the risk of environmental damage had increased as a result of the March 28, 2017 release of gold-bearing process solution incident described below (see “Veladero - March 2017 Release of Gold-bearing Process Solution” below). The Company responded to the new allegations and intends to continue defending this matter vigorously. No amounts have been recorded for any potential liability or asset impairment under this matter, as the Company cannot reasonably predict the outcome.

Veladero – March 2017 Release of Gold-bearing Process Solution

Regulatory Infringement Proceeding and Temporary Suspension of Addition of Cyanide
On March 28, 2017, the monitoring system at the Company’s Veladero mine detected a rupture of a pipe carrying gold-bearing process solution on the leach pad. This solution was contained within the operating site; no solution reached any diversion channels or watercourses. All affected soil was promptly excavated and placed on the leach pad. The Company notified regulatory authorities of the situation, and San Juan provincial authorities inspected the site on March 29, 2017.

On March 29, 2017, the San Juan Provincial mining authority issued a violation notice against MAS in connection with the incident and ordered a temporary restriction on the addition of new cyanide to the leach pad until corrective actions on the system were completed. The mining authority lifted the suspension on June 15, 2017, following inspection of corrective actions.

On March 30, 2017, the San Juan Mining Minister ordered the commencement of a regulatory infringement proceeding against MAS as well as a comprehensive evaluation of the mine’s operations to be conducted by representatives of the Company and the San Juan provincial authorities. The Company filed its defense to the regulatory infringement proceeding on April 5, 2017. On September 14, 2017, the San Juan Provincial mining authority consolidated this administrative proceeding into a single proceeding against MAS encompassing both the September 2016 incident described above and the March 2017 incident. On October 10, 2017, the San Juan Provincial mining authority notified MAS of two charges under the infringement proceeding for alleged violations of the Mining Code in connection with the March 2017 incident.

On December 27, 2017, MAS received notice of a resolution from the San Juan Provincial mining authority requiring payment of an administrative fine of approximately $5.6 million (calculated at the prevailing exchange rate on December 31, 2017) encompassing both the September 2016 incident described above and the March 2017 incident. On January 23, 2018, in accordance with local requirements, MAS paid the administrative fine and filed a request for reconsideration with the San Juan Provincial mining authority. On March 28, 2018, MAS was notified that the San Juan Provincial mining authority had rejected the request for reconsideration. A further appeal will be heard and decided by the Governor of San Juan.

Provincial Amparo Action
On March 30, 2017, MAS was served notice of a lawsuit, called an “amparo” protection action, filed in the Jachal First Instance Court (the “Jachal Court”) by individuals who claimed to be living in Jachal, Argentina, seeking the cessation of all activities at the Veladero mine. The plaintiffs sought an injunction as part of the lawsuit, requesting, among other things, the cessation of all activities at the Veladero mine or, alternatively, a suspension of the leaching process at the mine. On March 30, 2017, the Jachal Court rejected the request for an injunction to cease all activities at the Veladero mine, but ordered, among other things, the suspension of the leaching process at the Veladero mine and for MAS and the San Juan Provincial mining authority to provide additional information to the Jachal Court in connection with the incident.

The Company filed a defense to the provincial amparo action on April 7, 2017. The Jachal Court lifted the suspension on June 15, 2017, after the San Juan Provincial mining authority provided the required information and a hydraulic assessment of the leach pad and process plant was implemented. Further developments in this case are pending a decision by the Argentine Supreme Court as to whether the Federal Court or Provincial Court has jurisdiction to assess the merits of the amparo remedy. On December 26, 2019, the Argentine Supreme Court ruled on the jurisdictional dispute in favor of the Federal Court (see “Veladero - Release of Gold-bearing Process Solution - Federal Amparo Action” below).

No amounts have been recorded for any potential liability or asset impairment under this matter, as the Company cannot reasonably predict the outcome.

Federal Amparo Action
On April 4, 2017, the National Minister of Environment of Argentina filed a lawsuit in the Buenos Aires federal court (the “Federal Court”) in connection with the March 2017 incident described above. The amparo protection action sought a court order requiring the cessation and/or suspension of activities at the Veladero mine. MAS submitted extensive information to the Federal Court about the incident, the then-existing administrative and provincial judicial suspensions, the remedial actions taken by the Company and the lifting of the suspensions as described above. MAS also challenged the jurisdiction of the Federal Court and the standing of the National Minister of Environment of Argentina and requested that the matter be remanded to the Jachal Court. The Province of San Juan also challenged the jurisdiction of the Federal Court in this matter. On June 23, 2017, the Federal Court decided that it was competent to hear the case, and referred the case to the Court of Appeals to determine whether the Federal Court or Provincial Court in the case described above has the authority to assess the merits of the amparo remedy. On July 5, 2017, the Provincial Court issued a request for the Supreme Court of Argentina to resolve the jurisdictional dispute. On July 30, 2017, the Court of Appeals referred the jurisdictional dispute to the Supreme Court and a decision on the matter is pending. On December 26, 2019, the Argentine Supreme Court ruled on the jurisdictional dispute in favor of the Federal Court.

No amounts have been recorded for any potential liability or asset impairment under this matter, as the Company cannot reasonably predict the outcome.

Veladero – Tax Assessment and Criminal Charges
On December 26, 2017, MAS received notice of a tax assessment (the “Tax Assessment”) for 2010 and 2011, amounting to ARS 543 million (approximately $14.1 million at the prevailing exchange rate at December 31, 2018), plus interest and fines. The Tax Assessment primarily claims that certain deductions made by MAS were not properly characterized, including that (i) the interest and foreign exchange on loans borrowed between 2002 and 2006 to fund Veladero’s construction should have been classified as equity contributions, and (ii) fees paid for intercompany services were not for services related to the operation of the Veladero mine.

On June 21, 2018, the Argentinean Federal Tax Authority (“AFIP”) confirmed the Tax Assessment, which MAS appealed to the Federal Tax Court on July 31, 2018. A hearing for the appeal has not yet been scheduled.

In November 2018, MAS received notice that AFIP filed criminal charges against current and former employees serving on its board of directors when the 2010 and 2011 tax returns were filed (the “Criminal Tax Case”).

Hearings for the Criminal Tax case were held between March 25 and March 27, 2019. The defendants filed a motion to dismiss based on the statute of limitations, which was granted in part and which has been appealed by the prosecution.

The Company filed Mutual Agreement Procedure applications in Canada on December 21, 2018, and in Argentina on March 29, 2019, pursuant to the Canada-Argentina Income Tax Convention Act (the "Canada-Argentina Tax Treaty") to escalate resolution of the Tax Assessment to the competent authority (as defined in the Canada-Argentina Tax Treaty) in an effort to seek efficient resolution of the matter.

The Company believes that the Tax Assessment and the Criminal Tax Case are without merit and intends to defend the proceedings vigorously. No amounts have been recorded for any potential liability arising from the Tax Assessment or the Criminal Tax Case, as the Company cannot reasonably predict the outcome.

Argentine Glacier Legislation and Constitutional Litigation
On September 30, 2010, the National Law on Minimum Requirements for the Protection of Glaciers was enacted in Argentina, and came into force in early November 2010. The federal law banned new mining exploration and exploitation activities on glaciers and in the “peri-glacial” environment, and subjected ongoing mining activities to an environmental audit. If the audit identifies significant impacts on glaciers and peri-glacial environment, the relevant authority is empowered to take action, which according to the legislation could include the suspension or relocation of the activity. In the case of the Veladero mine and the Argentinean side of the Pascua-Lama project, the competent authority is the Province of San Juan. In late January 2013, the Province announced that it had completed the required environmental audit, which concluded that Veladero and Pascua-Lama do not impact glaciers or peri-glaciers. On October 3, 2016, federal authorities published a partial national inventory of glaciers, which included the area where the Veladero mine and Pascua-Lama Project are located. The Company has analyzed the national inventory in the area where Veladero and Pascua-Lama are located and has concluded that this inventory is consistent with the provincial inventory that the Province of San Juan used in connection with its January 2013 environmental audit. On June 11, 2018, the federal authorities published the complete national inventory of glaciers; the complete inventory is consistent with the partial national inventory of glaciers published previously in the area where Veladero and Pascua-Lama are located.

The constitutionality of the federal glacier law was the subject of a challenge before the National Supreme Court of Argentina. On October 27, 2014, the Company submitted its response to a motion by the federal government to dismiss the constitutional challenge to the federal glacier law on standing grounds. On June 4, 2019, the National Supreme Court of Argentina dismissed the case on the basis that no harm deriving from the federal glacier law has been proven and that the federal glacier law does not impact Veladero and Pascua-Lama and the matter is now closed.

Pueblo Viejo – Amparo Action
In October 2014, Pueblo Viejo Dominicana Corporation (“PVDC”) received a copy of an action filed in an administrative court (the “Administrative Court”) in the Dominican Republic by Rafael Guillen Beltre (the “Petitioner”), who claims to be affiliated with the Dominican Christian Peace Organization. The action alleges that environmental contamination in the vicinity of the Pueblo Viejo mine has caused illness and affected water quality in violation of the Petitioner’s fundamental rights under the Dominican Constitution and other laws. The primary relief sought in the action, which is styled as an “amparo” remedy, is the suspension of operations at the Pueblo Viejo mine as well as other mining projects in the area until an investigation into the alleged environmental contamination has been completed by the relevant governmental authorities. On November 21, 2014, the Administrative Court granted PVDC’s motion to remand the matter to a trial court in the Municipality of Cotuí (the “Trial Court”) on procedural grounds. On June 25, 2015, the Trial Court rejected the Petitioner’s amparo action, finding that the Petitioner failed to produce evidence to support his allegations. The Petitioner appealed the Trial Court’s decision to the Constitutional Court on July 21, 2015. On July 28, 2015, PVDC filed a motion to challenge the timeliness of this appeal as it was submitted after the expiration of the applicable filing deadline. On April 12, 2019, PVDC's motion to challenge the timeliness of the appeal was accepted by the Constitutional Court, and the matter is now closed.

Perilla Complaint
In 2009, Barrick Gold Inc. and Placer Dome Inc. were purportedly served in Ontario with a complaint filed in November 2008 in the Regional Trial Court of Boac (the “Court”), on the Philippine island of Marinduque, on behalf of two named individuals and purportedly on behalf of the approximately 200,000 residents of Marinduque. The complaint alleges injury to the economy and the ecology of Marinduque as a result of the discharge of mine tailings from the Marcopper mine into Calancan Bay, the Boac River, and the Mogpog River. Placer Dome Inc., which was acquired by the Company in 2006, had been a minority indirect shareholder of the Marcopper mine. The plaintiffs are claiming for abatement of a public nuisance allegedly caused by the tailings discharge and for nominal damages for an alleged violation of their constitutional right to a balanced and healthful ecology. In June 2010, Barrick Gold Inc. and Placer Dome Inc. filed a motion to have the Court resolve their unresolved motions to dismiss before considering the plaintiffs' motion to admit an amended complaint and also filed an opposition to the plaintiffs' motion to admit on the same basis. By Order dated November 9, 2011, the Court granted a motion to suspend the proceedings filed by the plaintiffs. It is not known when these motions or the outstanding motions to dismiss will be decided by the Court. To date neither the plaintiffs nor the Company has advised the Court of an intention to resume the proceedings. The Company intends to defend the action vigorously. No amounts have been recorded for any potential liability under this complaint, as the Company cannot reasonably predict the outcome.

Writ of Kalikasan
In February 2011, a Petition for the Issuance of a Writ of Kalikasan with Prayer for Temporary Environmental Protection Order was filed in the Supreme Court of the Republic of the Philippines (the “Supreme Court”) in Eliza M. Hernandez, Mamerto M. Lanete and Godofredo L. Manoy versus Placer Dome Inc. and Barrick Gold Corporation (the “Petitioners”). In March 2011, the Supreme Court issued an En Banc Resolution and Writ of Kalikasan, directed service of summons on Placer Dome Inc. and the Company, ordered Placer Dome Inc. and the Company to make a verified return of the Writ within ten (10) days of service and referred the case to the Court of Appeal for hearing. The Petition alleges that Placer Dome Inc. violated the petitioners’ constitutional right to a balanced and healthful ecology as a result of, among other things, the discharge of tailings into Calancan Bay, the 1993 Maguila-Guila dam break, the 1996 Boac River tailings spill and failure of Marcopper to properly decommission the Marcopper mine. The petitioners have pleaded that the Company is liable for the alleged actions and omissions of Placer Dome Inc., which was a minority indirect shareholder of Marcopper at all relevant times, and is seeking orders requiring the Company to environmentally remediate the areas in and around the mine site that are alleged to have sustained environmental impacts. The petitioners purported to serve the Company in March 2011, following which the Company filed an Urgent Motion For Ruling on Jurisdiction with the Supreme Court challenging the constitutionality of the Rules of Procedure in Environmental Cases (the “Environmental Rules”) pursuant to which the Petition was filed, as well as the jurisdiction of the Supreme Court over the Company. By resolution dated October 12, 2011 the Court of Appeals granted the Petitioners’ October 4, 2011 motion to suspend proceedings to permit the Petitioners to explore the possibility of a settlement.  The proceedings are suspended pending further notice from the Petitioners. In November 2011, two local governments, or "baranguays" (Baranguay San Antonio and Baranguay Lobo) filed a motion with the Supreme Court seeking intervenor status with the intention of seeking a dismissal of the proceedings.

In December 2016, the Petitioners notified the Court of Appeals that settlement negotiations did not resolve the action. In March 2017, the Court of Appeals required the Petitioners to advise whether they intend to pursue the action. Without responding to the court, Petitioners’ counsel advised the Court of Appeals in July 2017 of their withdrawal as counsel for the Petitioners and informed the Court of Appeals of the death of one of the Petitioners. The Court of Appeals issued a resolution in November 2017 requiring the Petitioners to notify the Court whether they have engaged new counsel.  Petitioners’ new counsel filed an entry of appearance in December 2017 with the Court. The Petitioners served a Motion to Lift Order of Suspension of Proceedings dated September 12, 2018 to have the proceedings resume. In September 2018 the Company filed an Opposition to this motion in which it requested that the suspension of proceedings not be lifted and the proceedings instead be dismissed for unreasonable delay and Petitioners’ failure to comply with a direction of the Court.

On March 20, 2019, the Company was notified that the Court of Appeals granted a motion by the Petitioners to lift the Suspension of Proceedings and denied the motion to intervene filed by the two baranguays and set a preliminary case conference. In April 2019, the Company filed a motion for (i) reconsideration of the March 2019 order lifting the Suspension of Proceedings and dismissing the Company's request that the case be dismissed for delay; (ii) a ruling on its pending Urgent Motion for Ruling on Jurisdiction and Motion for a Ruling on Subject-Matter Jurisdiction; and (iii) an order suspending the proceedings pending determination of these motions. The preliminary case conference was subsequently cancelled by the Court of Appeals in April 2019.

On September 12, 2019, the Court of Appeals ruled that the issues raised by the Company should be decided concurrently with a hearing of the merits of the dispute. The Court set a preliminary case conference date of September 18, 2019.

On September 17, 2019, the Company filed a further motion to request that the Court of Appeals determine the Company’s Urgent Motion for Ruling on Jurisdiction and Motion for a Ruling on Subject-Matter Jurisdiction prior to any merits hearing. Consequently, the Court of Appeals adjourned the September 18, 2019 preliminary case conference to October 21, 2019, to further consider the Company’s motion requesting the determination of the Company’s jurisdiction motions prior to any merits hearing.

On October 18, 2019, the Court of Appeals issued a Notice of Resolution, which, among other things, rejected the Company’s constitutional objections and held that the Court of Appeals has jurisdiction based on a “tentative” determination that the Company was doing business in the Philippines made exclusively on the basis of unproved allegations made by the Petitioners in their petition, which “tentative” determination expressly does not foreclose the possibility of a contrary finding on the basis of evidence at a later date. On November 4, 2019 the Company filed a Motion for Reconsideration Ad Cautelam seeking a reversal of the Notice of Resolution dated October 18, 2019.

On October 21, 2019, the Court of Appeals rescheduled the preliminary case conference from October 21, 2019 to January 27, 2020 and, following a request from Petitioners’ counsel, it directed that a court-annexed mediation take place on October 29, 2019. An additional mediation session took place on November 21, 2019.

On November 11, 2019, the Company filed with the Supreme Court a Petition for Certiorari seeking to reverse, annul and set aside the Court of Appeals’ March 18, 2019 Resolution and September 12, 2019 Resolution. To date, the Petition for Certiorari has not yet been resolved.

On November 25, 2019, among other things, the Court of Appeals issued a Resolution dismissing the Company’s Motion for Reconsideration Ad Cautelam dated November 4, 2019.

On January 27, 2020, the Company filed a Petition for Certiorari with the Supreme Court seeking to reserve, annul and set aside, among other things, the rulings of the Court of Appeals in its November 25, 2019 Resolution regarding the Company’s constitutional challenges and jurisdictional challenges. A preliminary case conference was also held on January 27, 2020, at which the parties agreed to a tentative trial date of March 23, 2020.

No amounts have been recorded for any potential liability under this matter, as the Company cannot reasonably predict the outcome. The Company intends to continue to defend the action vigorously.

Malian Tax Dispute
Each of Loulo and Gounkoto (which together form the Loulo-Gounkoto complex) and Morila have separate legally binding establishment conventions with the State of Mali, which guarantee fiscal stability, govern applicable taxes and allow for international arbitration in the event of disputes. Despite these establishment conventions, prior to the Merger, Randgold had received various tax claims from the State of Mali in respect of its Mali operations, which totaled $267.7 million at January 1, 2019. As at the end of the second quarter of 2019, the total claim for 2018 and prior year periods had risen to $275 million.

During 2016, Randgold received payment demands in respect of certain of these disputed amounts, and consequently, from 2016 up to December 2018, Randgold paid tax advances to the State of Mali to support the resolution of the tax disputes, which after offsetting other tax payments resulted in a receivable being recorded of $41.1 million. As part of the purchase price allocation for the Merger (see note 4), the fair value of this receivable was reduced to nil. In July 2019, a further advance of $43 million was paid to the State of Mali as part of a settlement proposal to resolve outstanding assessments with respect to 2016 and prior year periods. In addition, a further $17 million was accrued, bringing the total amount recorded for these events to $60 million at the end of the second quarter of 2019. This additional accrual amount was recorded as a further update to the purchase price allocation, and was paid in the fourth quarter of 2019.

The tax exposures to be resolved for 2014 through 2016 total $92 million, and remain under discussion with the State of Mali. The Company has recorded an estimated amount for the potential liability arising from these matters. In the Company’s view, it would be prejudicial to disclose the amount of that estimate as the discussions with the State of Mali are ongoing.

Barrick has been actively engaged with the Malian authorities and is seeking a complete resolution of the various tax claims to avoid protracted arbitration. In January 2020, the Government of Mali signed a protocol, which set forth the terms of its working relationship with the Company, including an agreement on tax principles that effectively reflects the Company’s tax filings in 2017 and subsequent years. For fiscal years 2017, 2018 and 2019, the Company will cooperate with the State of Mali as those years are reviewed in accordance with the terms of the signed protocol. The Company continues to be actively engaged with the Malian authorities with respect to these matters.

Reko Diq Arbitration
Barrick currently indirectly holds 50% of the shares of Tethyan Copper Company Pty Limited (“TCC”), with Antofagasta plc (“Antofagasta”) indirectly holding the other 50%. On November 15, 2011, the Government of the Province of Balochistan notified Tethyan Copper Company Pakistan (Private) Limited (“TCCP”) (the local operating subsidiary of TCC) of the rejection of TCCP’s application for a mining lease for the Reko Diq project, to which TCCP was lawfully entitled subject only to "routine" government requirements. On November 28, 2011, TCC filed a request for international arbitration against the Government of Pakistan (“GOP”) with the International Centre for Settlement of Investment Disputes (“ICSID”) asserting breaches of the Bilateral Investment Treaty (“BIT”) between Australia (where TCC is incorporated) and Pakistan.

On March 20, 2017, the Tribunal issued its decision, rejecting the GOP’s position. In March 2019, ICSID closed the record in the arbitration.

In July 2019, ICSID awarded $5.84 billion in damages to TCC in relation to the arbitration claims and unlawful denial of a mining lease for the Reko Diq project. Damages include compensation of $4.087 billion in relation to the fair market value of the Reko Diq project at the time the mining lease was denied, and interest until the date of the award of $1.753 billion.  Compound interest continues to apply at a rate of US Prime +1% per annum until the award is paid.

In November 2019, the GOP applied to annul TCC’s damages award, which resulted in an automatic stay on TCC from pursuing enforcement action.  ICSID has constituted a committee to hear the annulment application, consisting of a president from South Korea and additional members from Mexico and Finland. The committee appointed by ICSID to hear the application for annulment will also determine whether the stay on enforcement proceedings should be extended or lifted while it considers the application for annulment.  No decision on the GOP’s annulment application or the stay on enforcement proceedings has yet been made.

The Company cannot reasonably estimate the financial effect of the July 2019 settlement award. No amounts have been recognized at this time.

Acacia Mining plc – Concentrate Export Ban and Related Disputes

On March 3, 2017, the GoT announced a general ban on the export of metallic mineral concentrates (the "Ban") following a directive made by the President to promote the creation of a domestic smelting industry. Following the directive, Acacia ceased all exports of its gold/copper concentrate (“concentrate”) including containers previously approved for export prior to the Ban located at the port in Dar es Salaam.

During the second quarter of 2017, the GoT initiated investigations which resulted in allegations of historical undeclared revenue and unpaid taxes by Acacia and its predecessor companies. Acacia subsequently received adjusted assessments for the tax years 2000-2017 from the Tanzania Revenue Authority for a total amount of approximately $190 billion for alleged unpaid taxes, interest and penalties. In addition, following the end of the third quarter of 2017, Acacia was served with notices of conflicting adjusted corporate income tax and withholding tax assessments for tax years 2005 to 2011 with respect to Acacia’s former Tulawaka joint venture, and demands for payment, for a total amount of approximately $3 billion. Acacia disputed these assessments through arbitration and the Tanzanian tax appeals process, respectively.

In addition to the Ban, new and amended legislation was passed in Tanzania in early July 2017, including various amendments to the 2010 Mining Act and a new Finance Act. The amendments to the 2010 Mining Act increased the royalty rate applicable to metallic minerals such as gold, copper and silver to 6% (from 4%), and the new Finance Act imposes a 1% clearing fee on the value of all minerals exported from Tanzania from July 1, 2017. In January 2018, new Mining Regulations were announced by the GoT introducing, among other things, local content requirements, export regulations and mineral rights regulations, the scope and effect of which remain under review. Barrick continues to monitor the impact of all new legislation in light of Acacia's Mineral Development Agreements with the GoT.

On October 19, 2017, Barrick announced that it had agreed with the GoT on a proposed framework for a new partnership between Acacia and the GoT. Acacia did not participate directly in these discussions as the GoT had informed Barrick that it wished to continue dialogue solely with Barrick. Barrick and the GoT also agreed to form a working group that would focus on the resolution of outstanding tax claims against Acacia. Key terms of the proposed framework announced by Barrick and the GoT included (i) the creation of a new Tanzanian company to provide management services to Acacia’s Bulyanhulu, Buzwagi and North Mara mines and all future operations in the country with key officers located in Tanzania and Tanzanian representation on the board of directors; (ii) maximization of local employment of Tanzanians and procurement of goods and services within Tanzania; (iii) economic benefits from Bulyanhulu, Buzwagi and North Mara to be shared on a 50/50 basis, with the GoT’s share delivered in the form of royalties, taxes and a 16% free carry interest in Acacia’s Tanzanian operations; and (iv) in support of the working group’s ongoing efforts to resolve outstanding tax claims, Acacia would make a payment of $300 million to the GoT, staged over time, on terms to be settled by the working group. Barrick and the GoT also reviewed the conditions for the lifting of the Ban.

On February 20, 2019, Barrick announced that it had arrived at a proposal with the GoT that set forth the commercial terms to resolve outstanding disputes concerning Acacia’s operations in Tanzania.

On May 19, 2019, the GoT Negotiating Team wrote to Acacia’s three Tanzanian operating companies (the “TMCs”) to indicate that the GoT had resolved not to proceed to execute final agreements for the resolution of Acacia’s disputes if Acacia was one of the counterparties to the agreements.

On July 12, 2019, Acacia’s North Mara mine received a letter from the Mining Commission of the Tanzanian Ministry of Minerals informing it that the Mining Commission is soon to conduct an inspection of North Mara's gold production (the "No Export Letter"). The No Export Letter stated that export permits for gold shipments from North Mara would be issued following completion of this inspection.

Following an investigation conducted by the Mining Commission on July 30 and 31, 2019, the North Mara mine received a letter from the Mining Commission (the “Inspection Findings Letter”) stating that it believes that certain provisions of the Mining Regulations, 2010 were violated and directing the North Mara mine to submit a feasibility study report and current mine plan for its approval by August 16, 2019. The Inspection Findings Letter also authorized the resumption of gold exports from North Mara subject to its adherence to the export procedure.

On July 19, 2019, the Acacia Transaction Committee Directors and Barrick published a firm offer announcement pursuant to Rule 2.7 of the City Code on Takeovers and Mergers (“Rule 2.7 Announcement”) announcing that they had reached agreement on the terms of a recommended final offer by Barrick for the ordinary share capital of Acacia that Barrick did not already own (see “Key Business Developments - Acacia Mining plc”), with the belief that the recommended final offer would enable Barrick to finalize the terms of a full, final and comprehensive settlement of all of Acacia’s existing disputes with the GoT. To facilitate this and in anticipation of the Rule 2.7 Announcement, on July 17, 2019, Acacia announced that Bulyanhulu Gold Mine Limited and Pangea Minerals Limited would immediately seek a stay of their international arbitration proceedings with the GoT.

On September 12, 2019, the High Court of Justice in England and Wales made an order sanctioning the scheme of arrangement under Part 26 of the Companies Act 2006 (the "Scheme"), and on September 17, 2019, Barrick completed the acquisition of all of the shares of Acacia that the Company did not already own pursuant to the Scheme. Acacia ceased trading on the London Stock Exchange and became a wholly-owned subsidiary of Barrick called Barrick TZ Limited.

On October 20, 2019, Barrick announced that it had reached an agreement with the GoT to settle all disputes between the GoT and the mining companies formerly operated by Acacia but now managed by Barrick.  The final agreements were submitted to the Tanzanian Attorney General for review and legalization.

On January 24, 2020, Barrick announced that the Company had ratified the creation of Twiga Minerals Corporation (“Twiga”) at a signing ceremony with the President of Tanzania, formalizing the establishment of a joint venture between Barrick and the GoT and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. The GoT will receive a free carried shareholding of 16% in each of the former Acacia mines (Bulyanhulu, Buzwagi and North Mara), and will receive its half of the economic benefits from taxes, royalties, clearing fees and participation in all cash distributions made by the mines and Twiga, after the recoupment of capital investments.  Twiga will provide management services to the mines.

The terms of the signed agreement are consistent with those previously announced, including the payment of $300 million to settle all outstanding tax and other disputes (the “Settlement Payment”); the lifting of the concentrate export ban; the sharing of future economic benefits from the mines on a 50/50 basis; and a dispute resolution mechanism that provides for binding international arbitration. The 50/50 division of economic benefits will be maintained through an annual true-up mechanism, which will not account for the Settlement Payment.

The Settlement Payment will be paid in installments, with an initial payment of $100 million to the GoT following the resumption of mineral concentrate exports. Five subsequent annual payments of $40 million each will be made, starting on the first anniversary of the fulfillment of all conditions of the signed agreement, subject to certain cash flow conditions.

Barrick and the GoT continue to fulfill their respective obligations to satisfy all conditions of the signed agreement, primarily with respect to the execution and delivery of formal termination documents for the settlement of all outstanding disputes between the two parties.

See note 12 of these Financial Statements for information related to income tax expenses recorded with respect to these matters and note 21 of these Financial Statements for impairment losses arising from these matters.

Acacia Mining plc – Tanzanian Revenue Authority Assessments
The Tanzanian Revenue Authority (“TRA”) issued a number of tax assessments to Acacia related to past taxation years from 2002 onwards. Acacia believed that the majority of these assessments were incorrect and filed objections and appeals accordingly in an attempt to resolve these matters by means of discussions with the TRA or through the Tanzanian appeals process. Overall, it was Acacia’s assessment that the relevant assessments and claims by the TRA were without merit.

The claims include an assessment issued to Acacia in the amount of $41.3 million for withholding tax on certain historic offshore dividend payments paid by Acacia to its shareholders from 2010 to 2013. Acacia appealed this assessment on the substantive grounds that, as an English incorporated company, it was not resident in Tanzania for taxation purposes. The appeal is currently pending at the Court of Appeal.

Further TRA assessments were issued to Acacia in January 2016 in the amount of $500.7 million, based on an allegation that Acacia was resident in Tanzania for corporate and dividend withholding tax purposes. The corporate tax assessments were levied on certain of Acacia’s net profits before tax. Acacia appealed these assessments at the TRA Board level. Acacia’s substantive grounds of appeal were based on the correct interpretation of Tanzanian permanent establishment principles and law, relevant to a non-resident English incorporated company.

In addition, the TRA issued adjusted tax assessments totaling approximately $190 billion for alleged unpaid taxes, interest and penalties, apparently issued in respect of alleged and disputed under-declared export revenues, and appearing to follow on from the announced findings of the First and Second Presidential Committees. For more information about these adjusted tax assessments, see “Acacia Mining plc - Concentrate Export Ban and Related Disputes” above.

On October 20, 2019, Barrick announced that it had reached an agreement with the GoT to settle all disputes between the GoT and the mining companies formerly operated by Acacia but now managed by Barrick.  The final agreements were submitted to the Tanzanian Attorney General for review and legalization.

On January 24, 2020, Barrick announced that the Company had ratified the creation of Twiga Minerals Corporation (“Twiga”) at a signing ceremony with the President of Tanzania, formalizing the establishment of a joint venture between Barrick and the Government of Tanzania (“GoT”) and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. The GoT will receive a free carried shareholding of 16% in each of the former Acacia mines (Bulyanhulu, Buzwagi and North Mara), and will receive its half of the economic benefits from taxes, royalties, clearing fees and participation in all cash distributions made by the mines and Twiga, after the recoupment of capital investments.  Twiga will provide management services to the mines.

The terms of the signed agreement are consistent with those previously announced, including the Settlement Payment; the lifting of the concentrate export ban; the sharing of future economic benefits from the mines on a 50/50 basis; and a dispute resolution mechanism that provides for binding international arbitration. The 50/50 division of economic benefits will be maintained through an annual true-up mechanism, which will not account for the Settlement Payment.

The Settlement Payment will be paid in installments, with an initial payment of $100 million to the GoT following the resumption of mineral concentrate exports. Five subsequent annual payments of $40 million each will be made, starting on the first anniversary of the fulfillment of all conditions of the signed agreement, subject to certain cash flow conditions.

Barrick and the GoT continue to fulfill their respective obligations to satisfy all conditions of the signed agreement, primarily with respect to the execution and delivery of formal termination documents for the settlement of all outstanding disputes between the two parties.

See note 12 of these Financial Statements for information related to income tax expenses recorded with respect to these matters.

North Mara Environmental Issues
During 2019, the GoT issued two environmental protection orders and directions to Acacia’s North Mara mine in relation to alleged breaches of environmental regulations relating to seepage from and the discharge of a hazardous substance from the North Mara mine Tailings Storage Facility (“TSF”). In March 2019, the GoT directed the North Mara Mine to resolve an incident that resulted in the spillage of water into the local environment. On July 16, 2019, the Tanzanian National Environment Management Council (“NEMC”) issued a Prohibition Notice (the “Prohibition Notice”) to North Mara Gold Mine Limited (the Tanzanian operating company of the North Mara mine), which ordered the North Mara mine to suspend operations at its TSF on Saturday July 20, 2019. NEMC cited the North Mara mine’s failure to contain and prevent seepage from the TSF as grounds for its issuance of the Prohibition Notice.

On September 17, 2019, following the submission of a detailed action plan to remediate issues related to the TSF and the implementation of remedial measures to contain the seepage from the TSF, the Prohibition Notice was lifted and North Mara was permitted to resume operations at the TSF.

Zaldívar Chilean Tax Assessment
On August 28, 2019, Barrick's Chilean subsidiary that holds the Company's interest in the Zaldívar mine, Compañía Minera Zaldívar Limitada ("CMZ"), received notice of a tax assessment from the Chilean Internal Revenue Service ("Chilean IRS") amounting to approximately $1 billion in outstanding taxes, including interest and penalties (the "Zaldívar Tax Assessment"). The Zaldívar Tax Assessment primarily claims that CMZ improperly claimed a deduction relating to a loss on an intercompany transaction prior to recognizing and offsetting a capital gain on the sale of a 50% interest by CMZ in the Zaldívar mine to Antofagasta in 2015. CMZ filed an administrative appeal with the Chilean IRS on October 14, 2019. Following initial meetings with CMZ, the Chilean IRS agreed with CMZ’s position and reduced the Assessment to US$ 575 million including interest and penalties. CMZ will continue discussions with the Chilean IRS, prior to the authority's final decision.

The Company believes that the Zaldívar Tax Assessment is without merit and intends to vigorously defend its position. No amounts have been recorded for any potential liability arising from the Zaldívar Tax Assessment as the Company cannot reasonably predict the outcome.